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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 15, 2005

                        SUNSET FINANCIAL RESOURCES, INC.
             (Exact name of Registrant as specified in its Charter)

           Maryland                     001-32026               16-1685692
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        file number)       Identification Number)

 10245 Centurion Parkway North, Jacksonville, Florida             32256
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (904) 425-4099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a press release issued by the registrant on August 15, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

      99.1  Press Release issued August 15, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005

                                                SUNSET FINANCIAL RESOURCES, INC.

                                                By:   /s/ Michael Pannell
                                                      --------------------------
                                                      Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
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99.1         Press Release issued August 15, 2005

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